UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2015

The ExOne Company

(Exact name of registrant as specified in its charter)

Delaware	001-35806	46-1684608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Industry Boulevard North Huntingdon, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 863-9663

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 5, 2015, The ExOne Company (NASDAQ: XONE) issued a press release announcing the upcoming availability of its largest 3D printing system, the Exerial™. The Exerial system demonstrates a considerable evolution in ExOne’s machine portfolio as the new printer allows customers to engage with the indirect printing technology for industrial series production, beyond the rapid prototyping and small batch production for which the company’s other systems are currently being used. ExOne will formally debut the Exerial machine at the GIFA International Foundry Trade Fair in Düsseldorf, Germany, on June 16-20, 2015.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Current Report and the exhibit hereto are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report and exhibit hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of The ExOne Company dated March 5, 2015 titled “ExOne Announces Exerial™ 3D Printing System Designed for Industrial Series Production”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The ExOne Company
(Registrant)

March 5, 2015	/s/ BRIAN SMITH
(Date)	Brian Smith Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of The ExOne Company dated March 5, 2015 titled “ExOne Announces Exerial™ 3D Printing System Designed for Industrial Series Production”